THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

EUROGAS, INC
(a Utah Company)

Warrant No. WT02-1R	Warrant For The Purchase of
10,000,000 Shares of Restricted Common Stock
This Warrant will expire on June 10, 2010	Par Value $0.001

THIS IS TO CERTIFY THAT, for value received, Wolfgang Rauball (the “Holder”), of 1011-1030 West Georgia Street, Vancouver, B.C., V6E 2Y3, is entitled to subscribe for and purchase up to 10,000,000 fully paid and non-assessable shares of common stock (the “Warrant Shares”) of EuroGas, Inc., (the “Company”) at a purchase price per Warrant Share of US $0.05 (the “Exercise Price”), exercisable until 4:00 p.m. (Salt Lake City time) on June 10, 2010, subject to the provisions and upon the terms and conditions hereinafter set forth.

The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional Share), and so long as each exercise is in increments of 25,000 Warrant Shares, by surrender of this Warrant at the office of the Company, at 4087 Nike Drive, Unit #4, West Jordan, Utah, 84088, during its normal business hours, together with the subscription form attached hereto completed and signed by the Holder and a certified cheque payable to or to the order of the Company in payment of the Exercise Price for the number of Warrant Shares subscribed. Upon the exercise of the rights represented by this Warrant and payment of the Exercise Price in accordance with the terms hereof, the Warrant Shares for which the Holder has subscribed and purchased shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of such Warrant Shares on the date of such exercise and payment.

In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten business days after the rights represented by this Warrant have been duly exercised and, unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time.

The Company covenants and agrees that the Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, a sufficient number of common shares to provide for the exercise of the rights represented by this Warrant.

Certificates representing Warrant Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT THAT IS THEN APPLICATION TO THE SHARES, AS TO WHICH A PRIOR OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER OF TRANSFER AGENT MAY BE REQUIRED.”

THE FOLLOWING ARE THE TERMS AND CONDITIONS
REFERRED TO IN THIS WARRANT

1.

In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of common shares, the exercise price of the Warrant Shares shall be proportionately reduced and the number of subdivided Warrant Shares entitled to be purchased proportionately increased, and conversely, in case the outstanding Common Shares of the Company shall be consolidated into a smaller number of common shares, the exercise price of the Warrant Shares shall be proportionately increased and the number of consolidated Warrant Shares entitled to be purchased hereunder shall be proportionately decreased.

If any capital reorganization or reclassification of the capital stock of the Company, or the merger, amalgamation or arrangement of the Company with another corporation shall be effected, then as a condition of such reorganization, reclassification, merger, amalgamation or arrangement, adequate provision shall be made whereby the holder hereof shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, or other securities as may be issued with respect to or in exchange for such number of outstanding Common Shares equal to the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, merger, amalgamation or arrangement not taken place. The Company shall not effect any merger, amalgamation or arrangement unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such merger, amalgamation or arrangement assumes by written instrument executed and mailed or delivered to the holder of this Warrant the obligation to deliver to such holder such shares of stock or securities in accordance with the foregoing provisions as such holder may be entitled to purchase.

2.	In case at any time:

	(a)	the Company shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

	(b)	the Company shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

(c)

there shall be any subdivision, consolidation, capital reorganization, or reclassification of the capital stock of the Company, or merger, amalgamation or arrangement of the Company with, or sale of all or substantially all of its assets to, another corporation; or

	(d)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in any one or more of such cases, the Company shall give to the holder of this Warrant, at least thirty days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such subdivision, consolidation, reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up and in the case of any such subdivision, consolidation, reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up twenty days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such subdivision, consolidation, reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by first class mail, registered postage prepaid, addressed to the holder of this Warrant at the address of such holder, as shown on the books of the Company.

3.

As used herein, the term “Common Shares” shall mean and include the Company’s authorized shares of common stock as constituted as of the date hereof, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

4.

This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, including without limitation, voting rights, except that the Company shall concurrently furnish to the Holder a copy of all notices which are furnished to holders of the Common Shares.

5.	This Warrant and all rights hereunder or evidenced hereby may not be transferred either in whole or in part.

6.

This Warrant is exchangeable upon its surrender by the Holder upon delivery to the Company at 4087 Nike Drive, Unit #4, West Jordan, Utah, 84088, for new Warrants with identical terms representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares that may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Warrant Shares as shall be designated by the Holder at the time of such surrender.

7.

Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.

Any notice or other communication required to be given in connection with this Warrant, whether to the Holder or otherwise, shall be personally delivered, faxed or emailed to the parties at the address set forth on the first page of this Warrant, or to the following fax number or email address.

(a)	Holder:	fax: 604-688-4630;
email: wrauball@telus.net;

(b)	Company:	fax: 801-282-8829;
email: euroutah1@aol.com.

Any such notices personally delivered, faxed or emailed shall be deemed delivered on the date of delivery.

Either party may change its address for service by notice in writing to the other party.

9.	After the expiration of the period within which this Warrant is exercisable, all rights hereunder will wholly cease and terminate and such Warrant will be void and of no effect.

10.	Time is of the essence hereof.

11.	This Warrant shall be governed by and construed in accordance with the laws of the State of Utah.

EuroGas, Inc., intending to be contractually bound, has caused this Warrant to be signed by its duly authorized officer on June 10, 2004.

EUROGAS, INC.

By: /s/ Roger Agyagos

______________________________________
Authorized Signatory

SUBSCRIPTION FORM

TO:	EuroGas, Inc.
4087 Nike Drive
Unit #4
West Jordan, Utah
84088

The undersigned Holder of the within Warrant hereby subscribes for __________________________ shares of common stock (the “Warrant Shares”) of EuroGas, Inc. (the “Company) pursuant to the within Warrant at a price of US $0.05 per Warrant Share on the terms specified in the said Warrant. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Warrant Shares.

The undersigned hereby directs that the Warrant Shares be registered as follows:

NAME	ADDRESS

DATED this ________ day of __________________, 200____.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Ms.) _________________________________________________________________________

Address                         _________________________________________________________________________

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.